Exhibit 99.1

Penn National Gaming Announces Additional Mitigation Efforts in Response to COVID-19 Pandemic March 27, 2020 Reaches Agreement with Gaming & Leisure Properties for $337.5 Million in Rent Credits Raises $1.2 Million for Emergency Relief Fund and Extends Health Benefits to Assist Team Members Affected by Planned Companywide Furloughs Withdraws Full-Year 2020 Guidance WYOMISSING, Pa.--(BUSINESS WIRE)--Mar. 27, 2020--Penn National Gaming, Inc. (PENN: Nasdaq) (“Penn National” or the “Company”) today announced additional measures to help mitigate the financial impact of the ongoing COVID-19 pandemic. “As the global COVID-19 health crisis continues to evolve, we are navigating through this unprecedented time for our Company, our industry and our nation,” said Jay Snowden, President and Chief Executive Officer of Penn National. “With all of our 41 properties in 19 states temporarily shuttered, like many others in the gaming and hospitality sector, we are making difficult decisions to help preserve our liquidity and ensure a brighter future for our Company’s team members, customers, shareholders and other key stakeholders. “Today we announced an agreement with our principal landlord, Gaming & Leisure Properties (GLPI: Nasdaq) (“GLPI”), involving the sale of the Tropicana Las Vegas real estate assets (we will continue to operate the facility) and a new ground lease for our planned Category 4 casino in Morgantown, Pennsylvania, in exchange for $337.5 million in rent credits,” said Mr. Snowden. “In addition, the deal includes an option for us to acquire the operations of GLPI’s Hollywood Casino in Perryville, Maryland at a future date. We greatly appreciate the cooperation, creativity and partnership shown by GLPI during this challenging time. While this transaction will help to relieve liquidity pressure in terms of rent obligations, we are committed to taking further steps to reduce our ongoing operating expenses in order to ensure we have a healthy business to return to when we are able to re-open our doors,” said Mr. Snowden. As previously announced, Penn National will continue to pay its team members their full wages and benefits through March 31. However, several states have announced extensions of their temporary closure orders and other states may soon follow suit. Given the uncertainty about the duration of the pandemic, and with no meaningful revenue for the foreseeable future, Penn National will be implementing unpaid furloughs impacting approximately 26,000 team members companywide beginning April 1. “This decision was extremely difficult to make for all of us at Penn,” Mr. Snowden wrote in a letter to Company team members. “Penn National is a family, and we deeply regret the hardship this will place on you and your loved ones. We are extremely motivated and focused on re-opening our properties as soon as it is safe and legal to do so. To try to help ease some of the burden, we’re maintaining your medical benefits through June 30, for those team members who are currently enrolled in our health plans,” wrote Mr. Snowden. In addition, Penn National has established a special COVID-19 Emergency Relief Fund under the Penn National Gaming Foundation to provide assistance to team members and local relief organizations in our communities. The Company has already raised over $1.2 million in team member relief funds, including more than $425,000 in personal contributions from Mr. Snowden and his senior management team, the Company’s Board of Directors, and property general managers. For more information about the COVID-19 Emergency Relief Fund or to make a donation, please visit: https://www.pngaming.com/community. “We are committed to doing all we can to help our affected team members get through this,” said Mr. Snowden. “I am proud of the fact that when the call came down from our governors across the country to temporarily close our facilities, we managed the process in a safe and orderly fashion, ensuring the health and well-being of our team members and guests. I’m equally proud of the fact that since closing our doors over a week ago, our properties have donated more than 45 tons of food to local food banks and homeless shelters in our communities, ensuring our perishable food items can help those in need. In addition, our properties have donated thousands of unused masks and surgical gloves to first responders and health care providers,” said Mr. Snowden. Penn National is taking the following additional short-term actions to reduce its cost structure during the property closures: Meaningful pay cuts for the CEO and remaining property and corporate leadership teams effective April 1 until such time as the Company determines that its properties have substantially returned to normal operations; The Board of Directors have elected to forgo any of their cash compensation effective April 1 until such time as the Company determines that its properties have substantially returned to normal operations; The majority of Corporate team members will also be furloughed, and the Company will be operating with a minimum, mission critical staffing of less than 850 team members companywide during the closures. “Since the time we suspended operations, we have taken swift measures to confront this unprecedented challenge head on and have managed to significantly reduce our daily operating expenses,” said Mr. Snowden. “While the steps we’ve taken are deeply painful on a personal and professional level, I am confident these moves will help to preserve our Company’s and our team members’ long-term future,” concluded Mr. Snowden. In light of the COVID-19 outbreak and ongoing uncertainty regarding its magnitude and duration, Penn National is withdrawing its 2020 financial guidance provided on February 6, 2020. The Company will provide a financial and operational update in connection with its first quarter 2020 earnings announcement planned for May 7.

About Penn National Gaming Penn National Gaming owns, operates or has ownership interests in 41 gaming and racing properties in 19 jurisdictions and video gaming terminal operations with a focus on slot machine entertainment. We also offer live sports betting at our properties in Indiana, Iowa, Mississippi, Pennsylvania and West Virginia. In total, Penn National’s properties feature approximately 50,000 gaming machines, 1,300 table games and 8,800 hotel rooms. In addition, the Company operates an interactive gaming division through its subsidiary, Penn Interactive Ventures, LLC, which recently launched iGaming in Pennsylvania and, through strategic partnerships, operates online sports betting in Indiana, Pennsylvania and West Virginia. The Company also has a leading customer loyalty program, mychoice, with over five million active customers. Forward-looking Statements All statements included in this press release, other than historical information or statements of historical fact, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements, including statements regarding COVID-19, the length of time Penn National’s gaming facilities will be required to remain closed and the impact of these closures on Penn National and its stakeholders, the demand for gaming once the facilities reopen, the impact of COVID-19 on general economic conditions, capital markets, unemployment and the Company’s liquidity, operations, supply chain and personnel, the potential benefits of the transactions with GLPI and the decisions made by the Company in response to COVID-19, the Company’s daily cash burn and the ability of the parties’ to obtain third party approvals are all subject to risks, uncertainties and changes in circumstances that could significantly affect the Company’s future financial results and business. Accordingly, Penn National cautions that the forward-looking statements contained herein are qualified by important factors that could cause actual results to differ materially from those reflected by such statements. Such factors include, but are not limited to: (a) COVID-19 and its effect on capital markets, general economic conditions, unemployment and the Company’s liquidity, operations and personnel; (b) industry, market, economic, political, regulatory and health conditions; (c) disruptions in operations from data protection breaches, cyberattacks, extreme weather conditions, medical epidemics or pandemics such as the COVID-19, and other natural or manmade disasters or catastrophic events; (d) the consummation of the proposed transactions with GLPI are subject to various conditions, including third party agreements and approvals, and accordingly may be delayed or may not occur at all, including for reasons beyond our control; (e) potential adverse reactions or changes to business or regulatory relationships resulting from the announcement or completion of the transactions with GLPI; (f) the outcome of any legal proceedings that may be instituted against the Company or its directors, officers or employees; (g) the impact of new or changes in current laws, regulations, rules or other industry standards; and (h) other risks, including those as may be detailed from time to time in the Company’s filings with the Securities and Exchange Commission (“SEC”). For more information on the potential factors that could affect the Company’s financial results and business, review the Company’s filings with the SEC, including, but not limited to, its Annual Report on Form 10-K and its Current Reports on Form 8-K. The Company does not intend to update publicly any forward-looking statements except as required by law. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this press release may not occur. View source version on businesswire.com: https://www.businesswire.com/news/home/20200327005526/en/ General Media Inquiries: Eric Schippers, Sr. Vice President, Public Affairs Penn National Gaming 610/373-2400 Financial Media and Analyst Inquiries: Justin Sebastiano, Sr. Vice President of Finance and Treasurer Penn National Gaming 610/373-2400 Joseph N. Jaffoni, Richard Land JCIR 212/835-8500 or penn@jcir.com Source: Penn National Gaming, Inc.